Earnings Conference Call Third Quarter 2017 October 19, 2017 – 9:00am CT Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2016, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the third quarter, which are available on our website. 2

# Q3 2017 Performance



Earnings Per Share
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2016
2017
Earnings per share
Adj. EPS*

* Excludes gains on dispositions of $0.07 in Q1 2016, $0.36 in Q4 2016, $0.39 in Q1 2017, a $0.09 voluntary product recall charge in Q4 2016, and Wellsite separation and Warn disposition related costs of $0.02 in Q3 2017

Note: EPS and Adj. EPS include restructuring costs of $0.07 in Q1 2016, $0.04 in Q2 2016, $0.04 in Q3 2016, $0.04 in Q4 2016, $0.03 in Q1 2017, $0.01 in Q2 2017 and $0.02 in Q3 2017

| | Q3 | Q3/Q3 |
|---|---|---|
| Revenue | $2.0B | 17% |
| EPS | $1.14 | 37% |
| Adjusted EPS (a) | $1.16 | 40% |
| Bookings | $1.9B | 14% |
| Segment margin | 15.1% | 100 bps |
| Adj. seg. margin (b) | 15.3% | 120 bps |
| Organic Rev. (c) | 9% | |
| Net Acq. Growth (d) | 7% | |
| Cash flow from Ops. | $268M | 16% |
| FCF (e) | $214M | 14% |

## Quarterly Comments

- Revenue growth driven by broad-based organic growth and acquisitions; solid organic growth in U.S., Europe and China
- Strong sequential margin improvement in Fluids
- Segment margin improvement largely driven by strong conversion on volume and the benefits of integration and productivity
- Bookings growth reflects organic increases in Engineered Systems, Fluids and Energy, and the impact of acquisitions
- Signed agreement to sell the Warn consumer and industrial winch business for $250 million, expected to close in Q4 2017
- Book-to-bill at 0.97

(a) Excludes Warn disposition-related costs and Wellsite separation costs totaling $0.02 EPS
(b) Excludes Warn disposition-related costs of $3 million, included in segment results
(c) Change in revenue from businesses owned over 12 months, excluding FX impact
(d) Change in revenue from acquisitions, less revenue from dispositions
(e) See Press Release for free cash flow reconciliation

3

DOVER

4 Revenue Q3 2017 Engineered Systems Fluids Refrigeration & Food Equip Energy Total Dover Organic 7% 5% 2% 31% 9% Acquisitions 8% 30% - - 10% Dispositions -3% - -6% - -3% Currency 1% 1% 1% - 1% Total 13% 36% -3% 32% 17% Note: Totals may be impacted due to rounding

5 Engineered Systems  Organic revenue growth of 7% – Printing & Identification driven by strong digital printing markets and solid growth in marking & coding – Industrial’s growth was broad- based with particular strength in waste handling  Margin slightly below expectations reflecting timing on investments and modest material cost inflation  Organic bookings growth is broad-based  Book-to-bill of 0.98 5 Q3 2017 Q3 2016 % Change % Organic Revenue(a) $646 $571 13% 7% Earnings $ 98 $ 97 1% Adj. Earnings * $102 $ 97 5% Margin 15.2% 17.0% -180 bps Adj. Margin * 15.7% 17.0% -130 bps Bookings(b) $635 $580 10% 3% Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Printing & Identification 42% 8% 4% Industrial 58% 18% 9% $ in millions (a) Revenue increased 13% overall, reflecting organic growth of 7%, acquisition growth of 8%, and a favorable 1% impact from FX, partially offset by a 3% impact from dispositions (b) Bookings growth of 10% reflects organic growth of 3%, acquisition growth of 9%, and a favorable 1% impact from FX, partially offset by a 3% impact from dispositions Excludes $3M of costs related to pending Warn disposition *

6 Fluids  Revenue growth driven by acquisitions and 5% organic growth  Return to organic revenue growth driven by: – Solid retail fueling, industrial pump and hygienic & pharma markets – Transport markets remain weak  Margin primarily impacted by acquisitions – Sequentially up 220 basis points, supported by retail fueling integration  Bookings growth reflects broad-based activity  Book-to-bill at 1.02 6 $ in millions Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Fueling & Transport 59% 61% 1% Pumps 30% 12% 9% Hygienic & Pharma 11% 12% 12% Q3 2017 Q3 2016 % Change % Organic Revenue $563 $413 36% 5% Earnings $ 87 $ 66 32% Margin 15.5% 16.0% -50 bps Bookings $577 $414 39% 10%

7 Refrigeration & Food Equipment  Organic revenue growth reflects strong Refrigeration activity – Solid results in retail refrigeration – Within Food Equipment, continued softness in commercial cooking equipment  Margin performance reflects improved productivity and volume leverage in retail refrigeration  Organic bookings decline driven by soft retail refrigeration order activity  Book-to-bill at 0.82 7 $ in millions Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Refrigeration 85% 4% 4% Food Equipment(c) 15% -29% -2% (a) Revenue decline of 3% reflects organic growth of 2% and a favorable 1% impact from FX, offset by a 6% impact from dispositions (b) Bookings decline of 17% reflects an organic decline of 11% and a 6% impact from dispositions Q3 2017 Q3 2016 % Change % Organic Revenue(a) $439 $451 -3% 2% Earnings $ 65 $ 64 2% Margin 14.9% 14.2% 70 bps Bookings(b) $358 $429 -17% -11% (c) Revenue decline of 29% reflects an organic decline of 2% and a 27% impact from dispositions

8 Energy  Organic revenue growth of 31% – Drilling & Production growth driven by continued improvement in U.S. rig count and increased well completions – Bearings & Compression growth driven by improved OEM build rates and strong service activity – Automation growth reflects improved customer capex spending  Margin of 14.5% reflects significantly higher volume and strong conversion  Bookings growth is broad- based  Book-to-bill at 1.03 8 $ in millions Q3 2017 Q3 2016 % Change % Organic Revenue $359 $273 32% 31% Earnings $ 52 $ 13 291% Margin 14.5% 4.9% 960 bps Bookings $368 $271 36% 36% Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Drilling & Production 68% 38% 39% Bearings & Compression 21% 9% 9% Automation 11% 45% 45%

9 Q3 2017 Overview 9 Q3 2017 Net Interest Expense $34 million Corporate Expense $32 million, includes Wellsite separation costs of $2 million Effective Tax Rate Q3 rate was 24.6%, reflecting the negative impact of geographic mix, more than offset by discrete tax benefits Capex $60 million Share Repurchases No activity

10 FY 2017F Updated Guidance  Corporate expense: ≈ $133 million  Net interest expense: ≈ $134 million  Q4 tax rate: ≈ 28%  Capital expenditures: ≈ 2.4% of revenue  FY free cash flow: ≈ 10% - 11% of revenue or 130% - 140% net income* 2017F Engineered Systems Fluids Refrigeration & Food Equip Energy Total Organic rev. 3% - 4% 2% - 3% 2% - 3% 26% - 27% 6% - 7% Acquisitions ≈ 8% ≈ 31% - - ≈ 10% Dispositions (3%) - (5%) - (2%) Currency (1%) (1%) - - - Total revenue 7% - 8% 32% - 33% (3% - 2%) 26% - 27% 14% - 15% * Excludes the gain on sale of business

12 Appendix

13 2017F EPS Guidance – Updated Bridge  2016 EPS – Continuing Ops (GAAP): $3.25 – Less 2016 gain on dispositions(1): (0.44) – Less 2016 earnings from dispositions(2) : (0.05) – Plus 2016 charges related to recall: 0.09  2016 Adjusted EPS $2.85 – Net restructuring(3): 0.08 - 0.10 – Performance including restructuring benefits: 1.31 - 1.35 – Compensation & investment: (0.18 - 0.16) – Interest / Corp. / Tax rate / Shares / Other (net): (0.16 - 0.14) – Net benefits of dispositions(4): 0.34 – Wellsite separation costs(5): (0.01)  2017F EPS – Continuing Ops $4.23 - $4.33 (2) Includes 2016 operating earnings from THI and Tipper Tie (3) Includes restructuring costs of approximately $0.18 in FY 2016 and $0.08 - $0.10 in FY 2017F (1) Includes $0.07 gain on the disposition of THI in Q1 2016 and $0.36 gain on the disposition of Tipper Tie in Q4 2016 (4) Includes $0.39 gain on the disposition of PMI in Q1 2017, partially offset by $0.04 of PMI operational earnings in the prior forecast, and disposition-related costs of $0.01 incurred in Q3 2017 related to the planned sale of Warn Industries consumer and industrial winch business (5) Includes $0.01 incurred in Q3 2017